UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

Portola Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35935 (Commission File Number)	20-0216859 (IRS Employer Identification No.)

270 E. Grand Avenue South San Francisco, California (Address of Principal Executive Offices)	94080 (Zip Code)

Registrant’s telephone number, including area code: (650) 246-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	PTLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, Portola Pharmaceuticals, Inc., a Delaware corporation (“Portola”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 5, 2020, with Alexion Pharmaceuticals, Inc., a Delaware corporation (“Alexion”), and Odyssey Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Alexion (“Purchaser”). The Merger Agreement provides that, upon the terms and subject to the conditions thereof, as promptly as practicable (but in no event later than 15 business days following the date of the Merger Agreement), Purchaser will commence a tender offer, which will not expire prior to July 1, 2020 (the “Offer”), to purchase all of the issued and outstanding shares of common stock of Portola, par value $0.001 per share (the “Shares”), other than any Shares held immediately prior to the effective time of the Merger (the “Effective Time”) by Portola (or held in Portola’s treasury) or by any direct or indirect wholly owned subsidiary of Portola and any Shares held immediately prior to the Effective Time by Alexion, Purchaser or any other direct or indirect wholly owned subsidiary of Alexion, at a price of $18.00 per Share (the “Per Share Amount”), net to the seller thereof in cash, without interest and subject to any applicable withholding taxes. Promptly following the completion of the Offer, upon the terms and subject to the conditions of the Merger Agreement, Purchaser will be merged with and into Portola, with Portola surviving as a wholly owned direct subsidiary of Alexion (the “Merger”). The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law, which permits completion of the Merger without a vote of the holders of Shares upon the acquisition by Purchaser of a majority of the aggregate voting power of the Shares. At the Effective Time , each Share, other than Shares accepted for payment in the Offer and certain Shares held by Portola, Alexion or their respective subsidiaries, will be canceled and converted into the right to receive the Per Share Amount (other than dissenting Shares and Shares held by Portola and Alexion and their respective subsidiaries).

Under the terms of the Merger Agreement, Purchaser’s obligation to accept and pay for Shares that are tendered in the Offer is subject to customary conditions, including: (i) the condition that, prior to the expiration of the Offer, there have been validly tendered and not validly withdrawn a number of Shares that, together with Shares then owned by Alexion and its affiliates, would represent at least a majority of the then-outstanding Shares; (ii) the expiration or termination of the applicable mandatory waiting period (and any extensions thereof) applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of approvals, consents or authorizations under certain other specified antitrust laws; (iv) the accuracy of Portola’s representations and warranties in the Merger Agreement, subject to customary materiality qualifications; (v) compliance by Portola with its covenants in the Merger Agreement in all material respects, subject to a specified exception; (vi) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) of which the existence or consequences are continuing and (vii) the absence of legal restraints or applicable law making illegal or otherwise prohibiting the consummation of the transactions.

The Merger Agreement provides that at the Effective Time: (i) all vested, in-the-money options will be canceled for the right to receive the Per Share Amount for each Share covered by such options, less the applicable exercise price, (ii) all unvested, in-the-money options held by non-employee directors and certain employees of Portola who have timely delivered and not revoked executed restrictive covenant and release agreements (collectively, “Qualified Holders”) will become fully vested (at target for performance-based options) and will be canceled for the right to receive the Per Share Amount for each Share covered by such options, less the applicable exercise price, (iii) all unvested, in-the-money options held by non-Qualified Holders will be converted into options to acquire Alexion common stock (at target for performance-based options) in accordance with the formula set forth in the Merger Agreement; (iv) all out-of-the money options, whether vested or unvested, will be canceled without payment of consideration; (v) all restricted stock units held by non-employee directors will become fully vested and will be canceled for the right to receive the Per Share Amount for each Share covered by such restricted stock units; (vi) all restricted stock units held by persons who are not non-employee directors will be converted into restricted stock units relating to Alexion common stock in accordance with the formula set forth in the Merger Agreement and (vii) all performance stock units will be converted at target into corresponding restricted stock units relating to Alexion common stock (but excluding any performance conditions) in accordance with the formula set forth in the Merger Agreement.

The Merger Agreement contains representations, warranties and covenants for both Portola and Alexion that are customary for a transaction of this nature, including among others, the covenant regarding Portola’s obligation to conduct its business and the business of its subsidiaries in the ordinary course, consistent with past practice in all material respects during the pendency of the transactions, and both Portola’s and Alexion’s covenants regarding public disclosures and the use of reasonable best efforts to cause the conditions to the Offer and the Merger to be satisfied. In addition, Portola has agreed to certain non-solicitation obligations related to alternative acquisitions proposals.

The Merger Agreement provides certain termination rights for both Portola and Alexion and further provides that a termination fee of $51.5 million will be payable by Portola to Alexion upon termination of the Merger Agreement under certain circumstances, including if the board of directors of Portola (the “Board”) effects an adverse recommendation change to enter into a transaction agreement in respect of a “superior proposal” and if Alexion terminates the Merger Agreement as a result of an adverse recommendation change of the Board.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Alexion, Purchaser or Portola. In particular, the representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure letters made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Accordingly, the representations and warranties should not be relied on by any investor as characterizations of the actual state of facts and circumstances about Portola, Alexion or Purchaser at the date they were made or at any other time, and information in the Merger Agreement should be considered in conjunction with the entirety of the factual disclosure about Alexion and Portola in their public reports filed with the SEC. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in Alexion’s and Portola’s public disclosures.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective May 4, 2020 the Board approved an amendment to Portola’s Amended and Restated Bylaws (the “Bylaws”) to implement a forum selection bylaw (the “Bylaw Amendment”). The Bylaw Amendment adds as a new ARTICLE XV, Section 48 providing that unless Portola consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and that any person or entity holding, owning or otherwise acquiring any interest in any security of Portola shall be deemed to have notice of and consented to the provisions of such Section 48.

The foregoing summary is qualified in its entirety by reference to the Bylaws, as amended by the Bylaw Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Additional Information about the Transaction and Where to Find It

The tender offer for the outstanding common stock of Portola has not been commenced. This communication does not constitute a recommendation, an offer to purchase or a solicitation of an offer to sell Portola securities. The solicitation and offer to buy shares of Portola common stock will only be made pursuant to an Offer to Purchase and related materials. At the time the tender offer is commenced, Alexion and Purchaser, will file a Tender Offer Statement on Schedule TO with the SEC and thereafter, Portola will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Once filed, investors and security holders are urged to read these materials (including an Offer to Purchase, a related Letter of Transmittal and certain other tender offer documents, as each may be amended or supplemented from time to time) carefully when they become available since they will contain important information that investors and security holders should consider before making any decision regarding tendering their common stock, including the terms and conditions of the tender offer. The Tender Offer Statement, Offer to Purchase, Solicitation/Recommendation Statement and related materials will be filed with the SEC, and investors and security holders may obtain a free copy of these materials (when available) and other documents filed by Alexion and Portola with the SEC at the website maintained by the SEC at www.sec.gov. In addition, the Tender Offer Statement and other documents that Alexion and Purchaser file with the SEC will be made available to all investors and security holders of Portola free of charge from the information agent for the tender offer. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by Portola under the “Investors and Media” section of Portola’s website at www.portola.com.

Cautionary Note Regarding Forward-Looking Statements

To the extent that statements contained in this communication are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs, certain assumptions and current expectations of management and may be identified by words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements are based on management’s current expectations, beliefs, estimates, projections and assumptions. As such, forward-looking statements are not guarantees of future performance and involve inherent risks and uncertainties that are difficult to predict. As a result, a number of important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including: the risk that the proposed acquisition of Portola by Alexion may not be completed; the possibility that competing offers or acquisition proposals for Portola will be made; the delay or failure of the tender offer conditions to be satisfied (or waived), including insufficient shares of Portola common stock being tendered in the tender offer; the failure (or delay) to receive the required regulatory approvals of the proposed acquisition; the possibility that prior to the completion of the transactions contemplated by the acquisition agreement, Alexion’s or Portola’s business may experience significant disruptions due to transaction-related uncertainty; the effects of disruption from the transactions of Portola’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, manufactures, suppliers, vendors, business partners and distribution channels to patients; the occurrence of any event, change or other circumstance that could give rise to the termination of the acquisition agreement; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the failure of the closing conditions set forth in the acquisition agreement to be satisfied (or waived); the anticipated benefits of Portola’s therapy (Andexxa) not being realized (including expansion of the number of patients using the therapy); the phase 4 study regarding Andexxa does not meet its designated endpoints and/or is not deemed safe and effective by the Food and Drug Administration (“FDA”) or other regulatory agencies (and commercial sales are prohibited or limited); future clinical trials of Portola products not proving that the therapies are safe and effective to the level required by regulators; anticipated Andexxa sales targets are not satisfied; Andexxa does not gain acceptance among physicians, payers and patients; potential future competition by other Factor Xa inhibitor reversal agents; decisions of regulatory authorities regarding the adequacy of the research and clinical tests, marketing approval or material limitations on the marketing of Portola products; delays or failure of product candidates or label extension of existing products to obtain regulatory approval; delays or the inability to launch product candidates (including products with label extensions) due to regulatory restrictions; failure to satisfactorily address matters raised by the FDA and other regulatory agencies; the possibility that results of clinical trials are not predictive of safety and efficacy results of products in broader patient populations; the possibility that clinical trials of product candidates could be delayed or terminated prior to completion for a number of reasons; the adequacy of pharmacovigilance and drug safety reporting processes; and a variety of other risks set forth from time to time in Alexion's or Portola’s filings with the SEC, including but not limited to the risks discussed in Alexion's Annual Report on Form 10-K for the year ended December 31, 2019 and in its other filings with the SEC and the risks discussed in Portola’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its other filings with the SEC. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Portola’s and Alexion’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Alexion and Portola disclaim any obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of May 5, 2020, by and among Portola Pharmaceuticals, Inc., Alexion Pharmaceuticals, Inc. and Odyssey Merger Sub Inc.

3.1	Amended and Restated Bylaws of Portola Pharmaceuticals, Inc., effective as of May 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Pharmaceuticals, Inc.

Date: May 7, 2020	/s/ Mike Ouimette
Mike Ouimette
Vice President and Assistant Corporate Secretary, Legal